                                                                  EXHIBIT 16

                     PERFORMANCE EQUITY CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:      05/31/97


AGGREGATE TOTAL RETURN

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (  06/01/92 TO     05/31/97 ):
                   (  2,237.85 /1,000) - 1 =           123.79%
  1 YEAR           (  05/31/96 TO     05/31/97 ):
                   (  1,287.48 /1,000) - 1 =            28.75%
  3 YEAR           (  05/31/94 TO     05/31/97 ):
                   (  1,902.42 /1,000) - 1 =            90.24%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:       0.00%

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: (  06/01/92 TO     05/31/97 ):
                                      (1/(3    1825 /365))
                   (( 2,237.85 /1,000                     -1) =     17.48%

  1 YEAR           (  05/31/96 TO     05/31/97 ):
                                      (1/(1     365 /365))
                   (( 1,287.48 /1,000                     -1) =     28.75%

  3 YEAR           (  05/31/94 TO     05/31/97 ):
                                      (1/(3    1095 /365))
                   (( 1,902.42 /1,000                     -1) =     23.91%

                     PERFORMANCE EQUITY CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:      05/31/97

                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:       4.50%

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (  03/20/97 TO     05/31/97 ):
                   (   1125.24 /1,000) - 1 =            12.52%
  QUARTERLY:       (  02/28/97 TO     05/31/97 ):
                   (  1,105.61 /1,000) - 1 =            10.56%
  MONTHLY:         (  05/01/97 TO     05/31/97 ):
                   (  1,014.61 /1,000) - 1 =             1.46%

                  PERFORMANCE EQUITY CONSUMER
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                      0


ACTUAL(WITH WAIVERS)
                                                   (a-b)
                                            ------------------    6]
30-Day S.E.C. Yield Equation =     2 *{[(           (cd)      +1)   -1}  =


WHERE    a =    Dividends and interest earned during the period

         b =    Expenses accrued for the period (net of reimbursements)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                   (a-b)
                                            ------------------    6]
30-Day S.E.C. Yield Equation  =    2 *{[(           (cd)      +1)   -1}  =


WHERE    a =    Dividends and interest earned during the period

         b =    Expenses accrued for the period (without waivers)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


ACTUAL

                            (       14,468.19 -    8,679.34 )
                            ---------------------------------    6]
30-Day S.E.C. Yield=    2 *{[(                               +1)   -1} =  1.09%
                            (     598,237.977 *       10.64 )


        The performance was computed based on the thirty day period ending April 30, 1997


FULL FEES (WITHOUT WAIVERS)



                            (       14,468.19 -        0.00 )
                            ---------------------------------     6]
                 =    2 *{[(                                  +1)   -1} =  2.74%
                            (     598,237.977 *       10.64 )

        The performance was computed based on the thirty day period ending April 30, 1997


--------------------------------------------------------------------------------

                     PERFORMANCE EQUITY INSTITUTIONAL
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:    05/31/97



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 06/01/92 TO    05/31/97 ):
                   ( 1,974.37 /1,000) - 1 =           97.44%
  YEAR TO DATE:    ( 12/31/96 TO    05/31/97 ):
                   ( 1,020.73 /1,000) - 1 =            2.07%
  QUARTERLY:       ( 02/28/97 TO    05/31/97 ):
                   ( 1,012.64 /1,000) - 1 =            1.26%
  MONTHLY:         ( 04/30/97 TO    05/31/97 ):
                   ( 1,004.29 /1,000) - 1 =            0.43%
  1 YEAR           ( 05/31/96 TO    05/31/97 ):
                   ( 1,290.61 /1,000) - 1 =           29.06%
  3 YEAR           ( 05/31/94 TO    05/31/97 ):
                   ( 1,916.52 /1,000) - 1 =           91.65%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: ( 06/01/92 TO    05/31/97 ):
                                     (1/(     1825 /365))
                   ((1,974.37 /1,000                     -1) =     14.57%

  1 YEAR           ( 05/31/96 TO    05/31/97 ):
                                     (1/(      365 /365))
                   ((1,290.61 /1,000                     -1) =     29.06%

  2 YEAR           ( 05/31/95 TO    05/31/97 ):
                                     (1/(      730 /365))
                   ((         /1,000                     -1) =   -100.00%

  3 YEAR           ( 05/31/94 TO    05/31/97 ):
                                     (1/(     1095 /365))
                   ((1,916.52 /1,000                     -1) =     24.21%

  5 YEAR           ( 05/31/92 TO    05/31/97 ):
                                     (1/(     1825 /365))
                   ((         /1,000                     -1) =   -100.00%

  10 YEAR          ( 05/31/87 TO    05/31/97 ):
                                     (1/(     3650 /365))
                   ((         /1,000                     -1) =   -100.00%

                     PERFORMANCE EQUITY INSTITUTIONAL
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:    05/31/97

                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      4.50%

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 03/20/97 TO    05/31/97 ):
                   (  1125.24 /1,000) - 1 =           12.52%
  YEAR TO DATE:    ( 03/20/97 TO    05/31/97 ):
                   ( 1,125.24 /1,000) - 1 =           12.52%
  QUARTERLY:       ( 02/28/97 TO    05/31/97 ):
                   ( 1,105.61 /1,000) - 1 =           10.56%
  MONTHLY:         ( 05/01/97 TO    05/31/97 ):
                   ( 1,014.61 /1,000) - 1 =            1.46%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: ( 01/31/76 TO    05/31/97 ):
                                     (1/(     7760 /365))
                   ((         /1,000                     -1) =   -100.00%

  1 YEAR           ( 05/31/96 TO    05/31/97 ):
                                     (1/(      365 /365))
                   ((         /1,000                     -1) =   -100.00%

  2 YEAR           ( 05/31/95 TO    05/31/97 ):
                                     (1/(      730 /365))
                   ((         /1,000                     -1) =   -100.00%

  3 YEAR           ( 05/31/94 TO    05/31/97 ):
                                     (1/(     1095 /365))
                   ((         /1,000                     -1) =   -100.00%

  5 YEAR           ( 05/31/92 TO    05/31/97 ):
                                     (1/(     1825 /365))
                   ((         /1,000                     -1) =   -100.00%

  10 YEAR          ( 05/31/87 TO    05/31/97 ):
                                     (1/(     3650 /365))
                   ((         /1,000                     -1) =   -100.00%

                  PERFORMANCE EQUITY INSTITUTIONAL
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
-------------------------------------------------------------------------------
                      0


ACTUAL(WITH WAIVERS)
                                                 (a-b)
                                            --------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(        (cd)      +1)   -1}  =


WHERE    a =    Dividends and interest earned during the period

         b =    Expenses accrued for the period (net of reimbursements)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                 (a-b)
                                            --------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(        (cd)      +1)   -1}  =


WHERE    a =    Dividends and interest earned during the period

         b =    Expenses accrued for the period (without waivers)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


ACTUAL

                             (     14,468.19 -   8,679.34 )
                            ------------------------------        6]
30-Day S.E.C. Yield =    2 *{[(                               +1)   -1} =  1.09%
                             (   598,237.977 *      10.64 )


        The performance was computed based on the thirty day period ending April 30, 1997


FULL FEES (WITHOUT WAIVERS)



                              (     14,468.19 -       0.00 )
                               ------------------------------     6]
                    =    2 *{[(                               +1)   -1} =  2.74%
                              (   598,237.977 *      10.64 )

        The performance was computed based on the thirty day period ending April 30, 1997


-----------------------------------------------------------------------------

                     PERFORMANCE INTERMEDIATE INSTITUTITONAL
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:         05/31/97



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      0.00%

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 06/01/92 TO         05/31/97 ):
                   ( 1,359.79 /1,000) - 1 =               35.98%
  YEAR TO DATE:    ( 12/31/96 TO         05/31/97 ):
                   ( 1,020.73 /1,000) - 1 =                2.07%
  QUARTERLY:       ( 02/28/97 TO         05/31/97 ):
                   ( 1,012.64 /1,000) - 1 =                1.26%
  MONTHLY:         ( 04/30/97 TO         05/31/97 ):
                   ( 1,004.29 /1,000) - 1 =                0.43%
  1 YEAR           ( 05/31/96 TO         05/31/97 ):
                   ( 1,071.99 /1,000) - 1 =                7.20%
  3 YEAR           ( 05/31/94 TO         05/31/97 ):
                   ( 1,202.99 /1,000) - 1 =               20.30%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: ( 06/01/92 TO         05/31/97 ):
                                      (1/(        1825 /365))
                   ((1,359.79 /1,000)                        -1) =     6.34%

  1 YEAR           ( 05/31/96 TO         05/31/97 ):
                                      (1/(         365 /365))
                   ((1,071.99 /1,000)                        -1) =     7.20%

  2 YEAR           ( 05/31/95 TO         05/31/97 ):
                                      (1/(         730 /365))
                   ((         /1,000)                        -1) =  -100.00%

  3 YEAR           ( 05/31/94 TO         05/31/97 ):
                                      (1/(        1095 /365))
                   ((1,202.99 /1,000)                        -1) =     6.35%

  5 YEAR           ( 05/31/92 TO         05/31/97 ):
                                      (1/(        1825 /365))
                   ((         /1,000)                        -1) =  -100.00%

  10 YEAR          ( 05/31/87 TO         05/31/97 ):
                                      (1/(        3650 /365))
                   ((         /1,000)                        -1) =  -100.00%

                     PERFORMANCE INTERMEDIATE INSTITUTITONAL
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:         05/31/97

                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      4.50%

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 03/20/97 TO         05/31/97 ):
                   (  1125.24 /1,000) - 1 =               12.52%
  YEAR TO DATE:    ( 03/20/97 TO         05/31/97 ):
                   ( 1,125.24 /1,000) - 1 =               12.52%
  QUARTERLY:       ( 02/28/97 TO         05/31/97 ):
                   ( 1,105.61 /1,000) - 1 =               10.56%
  MONTHLY:         ( 05/01/97 TO         05/31/97 ):
                   ( 1,014.61 /1,000) - 1 =                1.46%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: ( 01/31/76 TO         05/31/97 ):
                                      (1/(        7760 /365))
                   ((         /1,000)                        -1) =  -100.00%

  1 YEAR           ( 05/31/96 TO         05/31/97 ):
                                      (1/(         365 /365))
                   ((         /1,000)                        -1) =  -100.00%

  2 YEAR           ( 05/31/95 TO         05/31/97 ):
                                      (1/(         730 /365))
                   ((         /1,000)                        -1) =  -100.00%

  3 YEAR           ( 05/31/94 TO         05/31/97 ):
                                      (1/(        1095 /365))
                   ((         /1,000)                        -1) =  -100.00%

  5 YEAR           ( 05/31/92 TO         05/31/97 ):
                                      (1/(        1825 /365))
                   ((         /1,000)                        -1) =  -100.00%

  10 YEAR          ( 05/31/87 TO         05/31/97 ):
                                      (1/(        3650 /365))
                   ((         /1,000)                        -1) =  -100.00%


================================================================================

                  PERFORMANCE EQUITY CONSUMER
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                      0


ACTUAL(WITH WAIVERS)
                                                      (a-b)
                                               -------------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(              (cd)        +1)   -1}  =


WHERE    a =    Dividends and interest earned during the period

         b =    Expenses accrued for the period (net of reimbursements)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                      (a-b)
                                               -------------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(              (cd)        +1)   -1}  =


WHERE    a =    Dividends and interest earned during the period

         b =    Expenses accrued for the period (without waivers)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


ACTUAL

                              (   14,468.19 -     8,679.34 )
                               ------------------------------     6]
30-Day S.E.C. Yield =    2 *{[(                               +1)   -1} =  1.09%
                              ( 598,237.977 *        10.64 )


        The performance was computed based on the thirty day period ending April 30, 1997


FULL FEES (WITHOUT WAIVERS)



                            (   14,468.19 -            0.00 )
                            ---------------------------------     6]
                 =    2 *{[(                                  +1)   -1} =  2.74%
                            ( 598,237.977 *           10.64 )

        The performance was computed based on the thirty day period ending April 30, 1997

                     PERFORMANCE MONEY MARKET CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:        05/31/97


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:        0.00%
--------------------------------
T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (   09/30/93 TO             05/31/97 ):
                   (   1,185.77 /1,000) - 1 =               18.58%
  YEAR TO DATE:    (   12/31/96 TO             05/31/97 ):
                   (   1,020.73 /1,000) - 1 =                2.07%
  QUARTERLY:       (   02/28/97 TO             05/31/97 ):
                   (   1,012.64 /1,000) - 1 =                1.26%
  MONTHLY:         (   04/30/97 TO             05/31/97 ):
                   (   1,004.29 /1,000) - 1 =                0.43%
  1 YEAR           (   05/31/96 TO             05/31/97 ):
                   (   1,050.67 /1,000) - 1 =                5.07%
  3 YEAR           (   05/31/94 TO             05/31/97 ):
                   (   1,162.02 /1,000) - 1 =               16.20%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:     0.00%
-----------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:           T =   TOTAL RETURN

                 ERV = REDEEMABLE VALUE AT THE END
                       OF THE PERIOD OF A HYPOTHETICAL
                       $1,000 INVESTMENT MADE AT THE
                       BEGINNING OF THE PERIOD.

                 P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                 N =   NUMBER OF YEARS

EXAMPLE:     PERFORMANCE MONEY MARKET CONSUMER

  SINCE INCEPTION: (   09/30/93 TO      05/31/97 ):
                                       (1/(      1339 /365))
                   ((  1,185.77 /1,000                      -1) =      4.75%

  1 YEAR           (   05/31/96 TO      05/31/97 ):
                                       (1/(       365 /365))
                   ((  1,050.67 /1,000                      -1) =      5.07%

  2 YEAR           (   05/31/95 TO      05/31/97 ):
                                       (1/(       730 /365))
                   ((           /1,000                      -1) =   -100.00%

  3 YEAR           (   05/31/94 TO      05/31/97 ):
                                       (1/(      1095 /365))
                   ((  1,162.02 /1,000                      -1) =      5.13%

  5 YEAR           (   05/31/92 TO      05/31/97 ):
                                       (1/(      1825 /365))
                   ((           /1,000                      -1) =   -100.00%

  10 YEAR          (   05/31/87 TO      05/31/97 ):
                                       (1/(      3650 /365))
                   ((           /1,000                      -1) =   -100.00%

                     PERFORMANCE MONEY MARKET CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:        05/31/97



                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    4.50%
----------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (   03/20/97 TO             05/31/97 ):
                   (    1125.24 /1,000) - 1 =                12.52%
  YEAR TO DATE:    (   03/20/97 TO             05/31/97 ):
                   (   1,125.24 /1,000) - 1 =                12.52%
  QUARTERLY:       (   02/28/97 TO             05/31/97 ):
                   (   1,105.61 /1,000) - 1 =                10.56%
  MONTHLY:         (   05/01/97 TO             05/31/97 ):
                   (   1,014.61 /1,000) - 1 =                 1.46%

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:        0.00%
--------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: (   01/31/76 TO      05/31/97 ):
                                       (1/(      7760 /365))
                   ((           /1,000                      -1) =   -100.00%

  1 YEAR           (   05/31/96 TO      05/31/97 ):
                                       (1/(       365 /365))
                   ((           /1,000                      -1) =   -100.00%

  2 YEAR           (   05/31/95 TO      05/31/97 ):
                                       (1/(       730 /365))
                   ((           /1,000                      -1) =   -100.00%

  3 YEAR           (   05/31/94 TO      05/31/97 ):
                                       (1/(      1095 /365))
                   ((           /1,000                      -1) =   -100.00%
  5 YEAR           (   05/31/92 TO      05/31/97 ):
                                       (1/(      1825 /365))
                   ((           /1,000                      -1) =   -100.00%
  10 YEAR          (   05/31/87 TO      05/31/97 ):
                                       (1/(      3650 /365))
                   ((           /1,000                      -1) =   -100.00%

================================================================================

                  PERFORMANCE MONEY MARKET CONSUMER
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                      0


ACTUAL(WITH WAIVERS)
                                                       (a-b)
                                                ------------------    6]
30-Day S.E.C. Yield Equation   =   2 *{[(              (cd)       +1)   -1}  =


WHERE   a =    Dividends and interest earned during the period

        b =    Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                       (a-b)
                                                ------------------    6]
30-Day S.E.C. Yield Equation   =   2 *{[(              (cd)       +1)   -1}  =


WHERE   a =    Dividends and interest earned during the period

        b =    Expenses accrued for the period (without waivers)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


================================================================================


ACTUAL

                            (      14,468.19 -     8,679.34 )
                            ---------------------------------      6]
30-Day S.E.C. Yield=    2 *{[(                                 +1)   -1} = 1.09%
                            (    598,237.977 *        10.64 )


The performance was computed based on the thirty day period ending April 30,
1997


FULL FEES (WITHOUT WAIVERS)


                            (      14,468.19 -         0.00 )
                            ---------------------------------     6]
                 =    2 *{[(                                  +1)   -1} =  2.74%
                            (    598,237.977 *        10.64 )

The performance was computed based on the thirty day period ending April 30,
1997


--------------------------------------------------------------------------------

                     PERFORMANCE MID CAP CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:            05/31/97



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:       0.00%
-------------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (     02/24/94 TO             05/31/97 ):
                   (     1,830.34 /1,000) - 1 =                 83.03%
  YEAR TO DATE:    (     12/31/96 TO             05/31/97 ):
                   (     1,020.73 /1,000) - 1 =                  2.07%
  QUARTERLY:       (     02/28/97 TO             05/31/97 ):
                   (     1,012.64 /1,000) - 1 =                  1.26%
  MONTHLY:         (     04/30/97 TO             05/31/97 ):
                   (     1,004.29 /1,000) - 1 =                  0.43%
  1 YEAR           (     05/31/96 TO             05/31/97 ):
                   (     1,223.30 /1,000) - 1 =                 22.33%
  3 YEAR           (     05/31/94 TO             05/31/97 ):
                   (     1,900.71 /1,000) - 1 =                 90.07%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:          0.00%

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: (  02/24/94 TO        05/31/97 ):
                                      (1/(        1192 /365))
                   (( 1,830.34 /1,000                        -1) =       20.33%

  1 YEAR           (  05/31/96 TO        05/31/97 ):
                                      (1/(         365 /365))
                   (( 1,223.30 /1,000                        -1) =       22.33%

  2 YEAR           (  05/31/95 TO        05/31/97 ):
                                      (1/(         730 /365))
                   ((          /1,000                        -1) =     -100.00%

  3 YEAR           (  05/31/94 TO        05/31/97 ):
                                      (1/(        1095 /365))
                   (( 1,900.71 /1,000                        -1) =       23.87%

  5 YEAR           (  05/31/92 TO        05/31/97 ):
                                      (1/(        1825 /365))
                   ((          /1,000                        -1) =     -100.00%

  10 YEAR          (  05/31/87 TO        05/31/97 ):
                                      (1/(        3650 /365))
                   ((          /1,000                        -1) =     -100.00%

                     PERFORMANCE MONEY MARKET CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:        05/31/97


                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:      4.50%
------------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (     03/20/97 TO            05/31/97 ):
                   (     1125.24  /1,000) - 1 =                 12.52%
  YEAR TO DATE:    (     03/20/97 TO            05/31/97 ):
                   (     1,125.24 /1,000) - 1 =                 12.52%
  QUARTERLY:       (     02/28/97 TO            05/31/97 ):
                   (     1,105.61 /1,000) - 1 =                 10.56%
  MONTHLY:         (     05/01/97 TO            05/31/97 ):
                   (     1,014.61 /1,000) - 1 =                  1.46%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: ( 01/31/76 TO        05/31/97 ):
                                     (1/(        7760 /365))
                   ((         /1,000                        -1) =     -100.00%

  1 YEAR           ( 05/31/96 TO        05/31/97 ):
                                     (1/(         365 /365))
                   ((         /1,000                        -1) =     -100.00%

  2 YEAR           ( 05/31/95 TO        05/31/97 ):
                                     (1/(         730 /365))
                   ((         /1,000                        -1) =     -100.00%

  3 YEAR           ( 05/31/94 TO        05/31/97 ):
                                     (1/(        1095 /365))
                   ((         /1,000                        -1) =     -100.00%

  5 YEAR           ( 05/31/92 TO        05/31/97 ):
                                     (1/(        1825 /365))
                   ((         /1,000                        -1) =     -100.00%

  10 YEAR          ( 05/31/87 TO        05/31/97 ):
                                     (1/(        3650 /365))
                   ((         /1,000                        -1) =     -100.00%

================================================================================

                  PERFORMANCE MID CAP CONSUMER
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                      0


ACTUAL(WITH WAIVERS)
                                               (a-b)
                                          -----------------       6]
30-Day S.E.C. Yield Equation  =   2 *{[(       (cd)           +1)   -1}  =


WHERE  a =    Dividends and interest earned during the period

       b =    Expenses accrued for the period (net of reimbursements)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                  (a-b)
                                           --------------------      6]
30-Day S.E.C. Yield Equation  =   2 *{[(          (cd)           +1)   -1}  =


WHERE   a =    Dividends and interest earned during the period

        b =    Expenses accrued for the period (without waivers)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period



================================================================================


ACTUAL

                            (     14,468.19 -      8,679.34 )
                            ---------------------------------     6]
30-Day S.E.C. Yield = 2 *{[(                                  +1)   -1} = 1.09%
                            (   598,237.977 *         10.64 )


The performance was computed based on the thirty day period ending April 30,
1997


FULL FEES (WITHOUT WAIVERS)



                            (     14,468.19 -        0.00 )
                            -------------------------------     6]
                 =    2 *{[(                                +1)   -1} =  2.74%
                            (   598,237.977 *       10.64 )

The performance was computed based on the thirty day period ending April 30,
1997


--------------------------------------------------------------------------------

                     PERFORMANCE MID CAP INSTITUTIONAL
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:                05/31/97



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:     0.00%
-----------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (       02/24/94 TO            05/31/97 ):
                   (       1,843.88 /1,000) - 1 =                  84.39%
  YEAR TO DATE:    (       12/31/96 TO            05/31/97 ):
                   (       1,020.73 /1,000) - 1 =                   2.07%
  QUARTERLY:       (       02/28/97 TO            05/31/97 ):
                   (       1,012.64 /1,000) - 1 =                   1.26%
  MONTHLY:         (       04/30/97 TO            05/31/97 ):
                   (       1,004.29 /1,000) - 1 =                   0.43%
  1 YEAR           (       05/31/96 TO            05/31/97 ):
                   (       1,226.20 /1,000) - 1 =                  22.62%
  3 YEAR           (       05/31/94 TO            05/31/97 ):
                   (       1,914.00 /1,000) - 1 =                  91.40%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:       0.00%
-------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: (  02/24/94 TO          05/31/97 ):
                                       (1/(         1192 /365))
                   (( 1,843.88 /1,000)                         -1) =      20.61%

  1 YEAR           (  05/31/96 TO          05/31/97 ):
                                       (1/(          365 /365))
                   (( 1,226.20 /1,000)                         -1) =      22.62%

  2 YEAR           (  05/31/95 TO          05/31/97 ):
                                       (1/(          730 /365))
                   ((          /1,000)                         -1) =    -100.00%

  3 YEAR           (  05/31/94 TO          05/31/97 ):
                                       (1/(         1095 /365))
                   (( 1,914.00 /1,000)                         -1) =      24.16%

  5 YEAR           (  05/31/92 TO          05/31/97 ):
                                       (1/(         1825 /365))
                   ((          /1,000)                         -1) =    -100.00%

  10 YEAR          (  05/31/87 TO          05/31/97 ):
                                       (1/(         3650 /365))
                   ((          /1,000)                         -1) =    -100.00%

                     PERFORMANCE MONEY MARKET CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:        05/31/97


                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:     4.50%
-----------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (       03/20/97 TO              05/31/97 ):
                   (        1125.24 /1,000) - 1 =                  12.52%
  YEAR TO DATE:    (       03/20/97 TO              05/31/97 ):
                   (       1,125.24 /1,000) - 1 =                  12.52%
  QUARTERLY:       (       02/28/97 TO              05/31/97 ):
                   (       1,105.61 /1,000) - 1 =                  10.56%
  MONTHLY:         (       05/01/97 TO              05/31/97 ):
                   (       1,014.61 /1,000) - 1 =                   1.46%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:       0.00%
-------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: (  01/31/76 TO          05/31/97 ):
                                       (1/(         7760 /365))
                   ((          /1,000)                         -1) =    -100.00%

  1 YEAR           (  05/31/96 TO          05/31/97 ):
                                       (1/(          365 /365))
                   ((          /1,000)                         -1) =    -100.00%

  2 YEAR           (  05/31/95 TO          05/31/97 ):
                                       (1/(          730 /365))
                   ((          /1,000)                         -1) =    -100.00%

  3 YEAR           (  05/31/94 TO          05/31/97 ):
                                       (1/(         1095 /365))
                   ((          /1,000)                         -1) =    -100.00%

  5 YEAR           (  05/31/92 TO          05/31/97 ):
                                       (1/(         1825 /365))
                   ((          /1,000)                         -1) =    -100.00%

  10 YEAR          (  05/31/87 TO          05/31/97 ):
                                       (1/(         3650 /365))
                   ((          /1,000)                         -1) =    -100.00%

================================================================================

                  PERFORMANCE MID CAP INSTITUTIONAL
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                      0


ACTUAL(WITH WAIVERS)
                                                       (a-b)
                                                 ----------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(              (cd)       +1)   -1}  =


WHERE   a =    Dividends and interest earned during the period

        b =    Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                       (a-b)
                                                -----------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(              (cd)       +1)   -1}  =


WHERE   a =    Dividends and interest earned during the period

        b =    Expenses accrued for the period (without waivers)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period



================================================================================


ACTUAL

                            (      14,468.19 -     8,679.34 )
                            ---------------------------------     6]
30-Day S.E.C. Yield=  2 *{[(                                  +1)   -1} =  1.09%
                            (    598,237.977 *        10.64 )


The performance was computed based on the thirty day period ending April 30,
1997


FULL FEES (WITHOUT WAIVERS)



                            (     14,468.19 -      0.00 )
                            -----------------------------     6]
                 =    2 *{[(                              +1)   -1} =     2.74%
                            (   598,237.977 *     10.64 )

The performance was computed based on the thirty day period ending April 30,
1997


-------------------------------------------------------------------------------

                     PERFORMANCE MONEY MARKET INSTITUTIONAL
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:                05/31/97



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:     0.00%
-----------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (       09/30/93 TO             05/31/97 ):
                   (       1,196.51 /1,000) - 1 =                   19.65%
  YEAR TO DATE:    (       12/31/96 TO             05/31/97 ):
                   (       1,020.73 /1,000) - 1 =                    2.07%
  QUARTERLY:       (       02/28/97 TO             05/31/97 ):
                   (       1,012.64 /1,000) - 1 =                    1.26%
  MONTHLY:         (       04/30/97 TO             05/31/97 ):
                   (       1,004.29 /1,000) - 1 =                    0.43%
  1 YEAR           (       05/31/96 TO             05/31/97 ):
                   (       1,053.39 /1,000) - 1 =                    5.34%
  3 YEAR           (       05/31/94 TO             05/31/97 ):
                   (       1,170.85 /1,000) - 1 =                   17.09%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:     PERFORMANCE MONEY MARKET INSTITUTIONAL

  SINCE INCEPTION: ( 09/30/93 TO          05/31/97 ):
                                      (1/(          1339 /365))
                   ((1,196.51 /1,000)                          -1) =      5.01%

  1 YEAR           ( 05/31/96 TO          05/31/97 ):
                                      (1/(           365 /365))
                   ((1,053.39 /1,000)                          -1) =      5.34%

  2 YEAR           ( 05/31/95 TO          05/31/97 ):
                                      (1/(           730 /365))
                   ((         /1,000)                          -1) =   -100.00%

  3 YEAR           ( 05/31/94 TO          05/31/97 ):
                                      (1/(          1095 /365))
                   ((1,170.85 /1,000)                          -1) =      5.40%

  5 YEAR           ( 05/31/92 TO          05/31/97 ):
                                      (1/(          1825 /365))
                   ((         /1,000)                          -1) =   -100.00%

  10 YEAR          ( 05/31/87 TO          05/31/97 ):
                                      (1/(          3650 /365))
                   ((         /1,000)                          -1) =   -100.00%

                     PERFORMANCE MONEY MARKET CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:        05/31/97


                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   4.50%
---------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (       03/20/97 TO             05/31/97 ):
                   (        1125.24 /1,000) - 1 =                   12.52%
  YEAR TO DATE:    (       03/20/97 TO             05/31/97 ):
                   (       1,125.24 /1,000) - 1 =                   12.52%
  QUARTERLY:       (       02/28/97 TO             05/31/97 ):
                   (       1,105.61 /1,000) - 1 =                   10.56%
  MONTHLY:         (       05/01/97 TO             05/31/97 ):
                   (       1,014.61 /1,000) - 1 =                    1.46%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:       0.00%
-------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: ( 01/31/76 TO          05/31/97 ):
                                      (1/(          7760 /365))
                   ((         /1,000)                          -1) =   -100.00%

  1 YEAR           ( 05/31/96 TO          05/31/97 ):
                                      (1/(           365 /365))
                   ((         /1,000)                          -1) =   -100.00%

  2 YEAR           ( 05/31/95 TO          05/31/97 ):
                                      (1/(           730 /365))
                   ((         /1,000)                          -1) =   -100.00%

  3 YEAR           ( 05/31/94 TO          05/31/97 ):
                                      (1/(          1095 /365))
                   ((         /1,000)                          -1) =   -100.00%

  5 YEAR           ( 05/31/92 TO          05/31/97 ):
                                      (1/(          1825 /365))
                   ((         /1,000)                          -1) =   -100.00%

  10 YEAR          ( 05/31/87 TO          05/31/97 ):
                                      (1/(          3650 /365))
                   ((         /1,000)                          -1) =   -100.00%

===============================================================================

                  PERFORMANCE MONEY MARKET INSTITUTIONAL
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
-------------------------------------------------------------------------------
                      0


ACTUAL(WITH WAIVERS)
                                                  (a-b)
                                             ----------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(          (cd)       +1)   -1}  =


WHERE  a =    Dividends and interest earned during the period

       b =    Expenses accrued for the period (net of reimbursements)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                       (a-b)
                                                  ----------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(               (cd)       +1)   -1}  =


WHERE  a =    Dividends and interest earned during the period

       b =    Expenses accrued for the period (without waivers)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period



===============================================================================


ACTUAL

                            (    14,468.19 -      8,679.34 )
                            --------------------------------     6]
30-Day S.E.C. Yield=  2 *{[(                                 +1)   -1} =  1.09%
                            (  598,237.977 *         10.64 )


The performance was computed based on the thirty day period ending April 30,
1997


FULL FEES (WITHOUT WAIVERS)



                            (    14,468.19 -          0.00 )
                            --------------------------------     6]
                 =    2 *{[(                                 +1)   -1} =  2.74%
                            (  598,237.977 *         10.64 )

The performance was computed based on the thirty day period ending April 30,
1997


--------------------------------------------------------------------------------

                     PERFORMANCE SHORT TERM CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:          05/31/97



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    0.00%
----------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (    06/01/92 TO             05/31/97 ):
                   (    1,260.98 /1,000) - 1 =                26.10%
  YEAR TO DATE:    (    12/31/96 TO             05/31/97 ):
                   (    1,020.73 /1,000) - 1 =                 2.07%
  QUARTERLY:       (    02/28/97 TO             05/31/97 ):
                   (    1,012.64 /1,000) - 1 =                 1.26%
  MONTHLY:         (    04/30/97 TO             05/31/97 ):
                   (    1,004.29 /1,000) - 1 =                 0.43%
  1 YEAR           (    05/31/96 TO             05/31/97 ):
                   (    1,054.38 /1,000) - 1 =                 5.44%
  3 YEAR           (    05/31/94 TO             05/31/97 ):
                   (    1,167.75 /1,000) - 1 =                16.78%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:         0.00%

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: (    06/01/92 TO       05/31/97 ):
                                        (1/(       1825 /365))
                   ((   1,260.98 /1,000                       -1) =        4.75%

  1 YEAR           (    05/31/96 TO       05/31/97 ):
                                        (1/(        365 /365))
                   ((   1,054.38 /1,000                       -1) =        5.44%

  2 YEAR           (    05/31/95 TO       05/31/97 ):
                                        (1/(        730 /365))
                   ((            /1,000                       -1) =     -100.00%

  3 YEAR           (    05/31/94 TO       05/31/97 ):
                                        (1/(       1095 /365))
                   ((   1,167.75 /1,000                       -1) =        5.31%

  5 YEAR           (    05/31/92 TO       05/31/97 ):
                                        (1/(       1825 /365))
                   ((            /1,000                       -1) =     -100.00%

  10 YEAR          (    05/31/87 TO       05/31/97 ):
                                        (1/(       3650 /365))
                   ((            /1,000                       -1) =     -100.00%

                     PERFORMANCE MONEY MARKET CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:        05/31/97


                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   4.50%
---------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (    03/20/97 TO             05/31/97 ):
                   (     1125.24 /1,000) - 1 =                12.52%
  YEAR TO DATE:    (    03/20/97 TO             05/31/97 ):
                   (    1,125.24 /1,000) - 1 =                12.52%
  QUARTERLY:       (    02/28/97 TO             05/31/97 ):
                   (    1,105.61 /1,000) - 1 =                10.56%
  MONTHLY:         (    05/01/97 TO             05/31/97 ):
                   (    1,014.61 /1,000) - 1 =                 1.46%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:      0.00%
------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: (    01/31/76 TO       05/31/97 ):
                                        (1/(       7760 /365))
                   ((            /1,000                       -1) =     -100.00%

  1 YEAR           (    05/31/96 TO       05/31/97 ):
                                        (1/(        365 /365))
                   ((            /1,000                       -1) =     -100.00%

  2 YEAR           (    05/31/95 TO       05/31/97 ):
                                        (1/(        730 /365))
                   ((            /1,000                       -1) =     -100.00%

  3 YEAR           (    05/31/94 TO       05/31/97 ):
                                        (1/(       1095 /365))
                   ((            /1,000                       -1) =     -100.00%

  5 YEAR           (    05/31/92 TO       05/31/97 ):
                                        (1/(       1825 /365))
                   ((            /1,000                       -1) =     -100.00%

  10 YEAR          (    05/31/87 TO       05/31/97 ):
                                        (1/(       3650 /365))
                   ((            /1,000                       -1) =     -100.00%

================================================================================

                  PERFORMANCE SHORT TERM CONSUMER
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
--------------------------------------------------------------------------------
                      0


ACTUAL(WITH WAIVERS)
                                                       (a-b)
                                                 -----------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(               (cd)       +1)   -1}  =


WHERE   a =    Dividends and interest earned during the period

        b =    Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                       (a-b)
                                                 -----------------     6]
30-Day S.E.C. Yield Equation  =    2 *{[(               (cd)       +1)   -1}  =


WHERE   a =    Dividends and interest earned during the period

        b =    Expenses accrued for the period (without waivers)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period



================================================================================



ACTUAL

                            (     14,468.19 -      8,679.34 )
                            ---------------------------------     6]
30-Day S.E.C. Yield=  2 *{[(                                  +1)   -1} = 1.09%
                            (   598,237.977 *         10.64 )


The performance was computed based on the thirty day period ending April 30,
1997


FULL FEES (WITHOUT WAIVERS)



                            (       14,468.19 -     0.00 )
                            ------------------------------     6]
                 =    2 *{[(                               +1)   -1} =    2.74%
                            (     598,237.977 *    10.64 )

The performance was computed based on the thirty day period ending April 30,
1997


-------------------------------------------------------------------------------

                     PERFORMANCE SHORT TERM INSTITUTIONAL
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:             05/31/97




AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:     0.00%
-----------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (     06/01/92 TO             05/31/97 ):
                   (     1,274.36 /1,000) - 1 =                 27.44%
  YEAR TO DATE:    (     12/31/96 TO             05/31/97 ):
                   (     1,020.73 /1,000) - 1 =                  2.07%
  QUARTERLY:       (     02/28/97 TO             05/31/97 ):
                   (     1,012.64 /1,000) - 1 =                  1.26%
  MONTHLY:         (     04/30/97 TO             05/31/97 ):
                   (     1,274.36 /1,000) - 1 =                 27.44%
  1 YEAR           (     05/31/96 TO             05/31/97 ):
                   (     1,056.95 /1,000) - 1 =                  5.70%
  3 YEAR           (     05/31/94 TO             05/31/97 ):
                   (     1,176.47 /1,000) - 1 =                 17.65%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:       0.00%
-------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:     PERFORMANCE SHORT TERM INSTITUTIONAL

  SINCE INCEPTION: ( 06/01/92 TO         05/31/97 ):
                                     (1/(         1825 /365))
                   ((1,274.36 /1,000                         -1) =       4.97%

  1 YEAR           ( 05/31/96 TO         05/31/97 ):
                                     (1/(          365 /365))
                   ((1,056.95 /1,000                         -1) =       5.70%

  2 YEAR           ( 05/31/95 TO         05/31/97 ):
                                     (1/(          730 /365))
                   ((         /1,000                         -1) =    -100.00%

  3 YEAR           ( 05/31/94 TO         05/31/97 ):
                                     (1/(         1095 /365))
                   ((1,176.47 /1,000                         -1) =       5.57%

  5 YEAR           ( 05/31/92 TO         05/31/97 ):
                                     (1/(         1825 /365))
                   ((         /1,000                         -1) =    -100.00%

  10 YEAR          ( 05/31/87 TO         05/31/97 ):
                                     (1/(         3650 /365))
                   ((         /1,000                         -1) =    -100.00%

                     PERFORMANCE MONEY MARKET CONSUMER
                     EXHIBIT 16
                     TOTAL RETURN

                     DATE AS OF:        05/31/97


                     AMSOUTH EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    4.50%
----------------------------

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: (     03/20/97 TO             05/31/97 ):
                   (      1125.24 /1,000) - 1 =                 12.52%
  YEAR TO DATE:    (     03/20/97 TO             05/31/97 ):
                   (     1,125.24 /1,000) - 1 =                 12.52%
  QUARTERLY:       (     02/28/97 TO             05/31/97 ):
                   (     1,105.61 /1,000) - 1 =                 10.56%
  MONTHLY:         (     05/01/97 TO             05/31/97 ):
                   (     1,014.61 /1,000) - 1 =                  1.46%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:       0.00%
-------------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END
                   OF THE PERIOD OF A HYPOTHETICAL
                   $1,000 INVESTMENT MADE AT THE
                   BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION: ( 01/31/76 TO         05/31/97 ):
                                     (1/(         7760 /365))
                   ((         /1,000                         -1) =    -100.00%

  1 YEAR           ( 05/31/96 TO         05/31/97 ):
                                     (1/(          365 /365))
                   ((         /1,000                         -1) =    -100.00%

  2 YEAR           ( 05/31/95 TO         05/31/97 ):
                                     (1/(          730 /365))
                   ((         /1,000                         -1) =    -100.00%

  3 YEAR           ( 05/31/94 TO         05/31/97 ):
                                     (1/(         1095 /365))
                   ((         /1,000                         -1) =    -100.00%

  5 YEAR           ( 05/31/92 TO         05/31/97 ):
                                     (1/(         1825 /365))
                   ((         /1,000                         -1) =    -100.00%

  10 YEAR          ( 05/31/87 TO         05/31/97 ):
                                     (1/(         3650 /365))
                   ((         /1,000                         -1) =    -100.00%

==============================================================================

                       PERFORMANCE SHORT TERM INSTITUTIONAL
                       EXHIBIT 16
                       30-DAY S.E.C. YIELD CALCULATIONS
------------------------------------------------------------------------------
                           0


ACTUAL(WITH WAIVERS)
                                                       (a-b)
                                                   --------------       6]
30-Day S.E.C. Yield Equation     =      2 *{[(          (cd)        +1)   -1}  =


WHERE    a =  Dividends and interest earned during the period

         b =  Expenses accrued for the period (net of reimbursements)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)
                                                        (a-b)
                                                    --------------      6]
30-Day S.E.C. Yield Equation     =      2 *{[(           (cd)       +1)   -1}  =


WHERE    a =   Dividends and interest earned during the period

         b =   Expenses accrued for the period (without waivers)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period




================================================================================


ACTUAL

                                 (     14,468.19 -  8,679.34 )
                                 -----------------------------     6]
30-Day S.E.C. Yield   =    2 *{[(                              +1)   -1} = 1.09%
                                 (   598,237.977 *     10.64 )


The performance was computed based on the thirty day period ending April 30,
1997


FULL FEES (WITHOUT WAIVERS)



                                 (     14,468.19 -     0.00 )
                                 ----------------------------     6]
                      =    2 *{[(                             +1)   -1} =  2.74%
                                 (   598,237.977 *    10.64 )

The performance was computed based on the thirty day period ending  April 30,
1997


--------------------------------------------------------------------------------